INVESTMENT AGREEMENT


                 THIS INVESTMENT AGREEMENT (the "Agreement") is made and entered into as of the 22nd day of December, 1997 by and among IATROS HEALTH NETWORK, INC., a Delaware corporation ("IHNI") and NEWCARE HEALTH CORPORATION, a Nevada corporation ("NewCare").


               W I T N E S S E T H:

                 WHEREAS, IHNI desires to sell to NewCare, and NewCare desires to purchase from IHNI, 4,000,000 newly issued shares (the "Shares") of the common stock, par value $.0001 per share, of IHNI (the "Common Stock") for an aggregate purchase price of $1,000,000 (the "Purchase Price") pursuant to the terms and conditions set forth herein;

               WHEREAS, IHNI has, by resolution of the Board of Directors of IHNI (the "IHNI Board"), increased the number of directors serving on the IHNI Board to seven members;

               WHEREAS, IHNI desires to grant NewCare the right to appoint the Chairman of the Board of the IHNI Board (the "Chairman") and one additional director to serve on the IHNI Board at the discretion of NewCare (the "Additional Director" and, together with the Chairman, the "NewCare Directors") who will begin serving on the IHNI Board immediately upon the execution and delivery hereof; and

                  WHEREAS, the parties hereto wish to set forth their agreement with respect to the purchase and sale of the Shares by NewCare and the appointment of the NewCare Directors;

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is acknowledged by the undersigned, the undersigned hereby agree as follows:

                  Section  1.        Agreement  of  Purchase  and Sale.
          Simultaneously with the execution hereof, NewCare shall purchase from IHNI and IHNI shall sell to NewCare the Shares for the Purchase Price, and IHNI will make delivery of the Shares to NewCare by delivering to NewCare share certificate(s) representing the Shares in the amount contemplated hereby. The Purchase Price shall be paid by NewCare in accordance with the following:

                         Forgiveness of Indebtedness.   Two Hundred Eleven
                    Thousand Dollars ($211,000) shall be paid contemporaneously with the execution and delivery hereof by cancelling the indebtedness of IHNI in favor of NewCare represented by that certain Promissory Note dated as of December 12, 1997; and
                    Payment  of Balance.   Seven Hundred  Eighty-Nine
                    Thousand Dollars ($789,000) shall be paid in equal installments of One Hundred Ninety-Seven Thousand Two Hundred Fifty Dollars ($197,250) on each of January 15, 1998, February 15, 1998, March 15, 1998 and April 15,
                    1998, unless the parties hereto mutually agree in writing to a different method and timing of payment hereunder.

                  Section  2.  Corporate Governance.

                       Appointment of NewCare  Directors.  Immediately upon
                    the execution and delivery hereof, IHNI shall take whatever action is necessary (including any necessary amendments of the Bylaws of IHNI) to implement the provisions of this Section 2 and to cause the full IHNI Board, at and immediately after the date hereof, to include the NewCare Directors, each of whom shall be chosen by NewCare, at its sole discretion. If any person chosen by NewCare to serve on the IHNI Board as a NewCare Director is unable or unwilling to serve, or if a NewCare Director resigns or is removed from the IHNI Board, such person shall be replaced by an individual or individuals designated by NewCare, in its sole discretion.

                      Equitable  Considerations.   IHNI  acknowledges  that
                    irreparable loss and injury would result to NewCare upon the breach of any of the covenants contained in this Section 2 and that damages arising out of such breach would be difficult to ascertain. IHNI hereby agrees that, in addition to all other remedies provided at law or in equity, NewCare may petition and obtain from a court of law or equity, without the necessity of proving actual damages and without posting bond or other security, both temporary and permanent injunctive relief and all other equitable remedies available to NewCare to prevent a breach by IHNI of any covenant contained in this Section 2.

                  Section 3. Representations and Warranties of IHNI. As a material inducement to enter into this Agreement, IHNI represents and warrants to NewCare as follows, and acknowledges and confirms that NewCare is relying upon such representations and warranties in connection with the execution, delivery and performance hereof, notwithstanding any investigation made by NewCare or on its behalf.

                    3.1 Due Organization. IHNI is a corporation duly organized, existing and in good standing under the laws of the State of Delaware with corporate power and authority to conduct its business as currently conducted and to own and use its assets as currently owned and used.

                    3.2 Capital Stock. IHNI's authorized shares consist of 25,000,000 shares of the Common Stock, of which 16,330,449 shares were outstanding as of December 15, 1997, and 5,000,000 shares of preferred stock, $.0001 par value per share, of which 533,333 shares of Series A Preferred Stock and 100,000 shares of Series B Preferred Stock were outstanding as of December 15, 1997.

                    3.3 No Derivatives. Except as set forth in Exhibit"A" attached hereto and incorporated herein by this reference, there are no options, subscriptions, warrants, calls, rights or commitments obligating IHNI to issue equity securities or acquire its equity securities.

                    3.4 Shares Duly Authorized, Validly Issued, Etc. The Shares have been duly authorized, are validly issued and have not been issued in violation of any statutory preemptive rights of shareholders and are fully paid and non-assessable shares of the Common Stock, and no personal liability attaches or will attach to NewCare by reason of its ownership thereof in accordance with
                    Section 152 of the Delaware General Corporation Law.

                    3.5 No Encumbrances. IHNI has all right, title and interest in and to the Shares, free and clear of all liens, claims and encumbrances.

                    3.6 Due Authorization. This Agreement has been duly authorized by all necessary corporate action on the part of IHNI and constitutes a valid and binding obligation of IHNI, enforceable against IHNI in accordance with its terms.

                    3.7 No Violation. The execution, delivery and performance of this Agreement by IHNI does not (with or without the giving of notice, the passage of time or both) result in any violation of the Certificate of Incorporation and Bylaws of IHNI or conflict with or constitute a breach of any contract, agreement or obligation of IHNI.


               Section 4. Representations and Warranties of NewCare. As a material inducement to enter into this Agreement, NewCare represents and warrants to IHNI as follows, and acknowledges and confirms that IHNI is relying upon such representations and warranties in connection with the execution, delivery and performance hereof, notwithstanding any investigation made by IHNI or on its behalf:

                    4.1 Due Organization. NewCare is a corporation duly organized, existing and in good standing under the laws of the State of Nevada with corporate power and authority to conduct its business as currently conducted and to own and use its assets as currently owned and used;

                    4.2 Due Authorization. This Agreement has been duly authorized by all necessary corporate action on the part of NewCare and constitutes a valid and binding obligation of NewCare, enforceable against NewCare in accordance with its terms; and

                    4.3 No Violation. The execution, delivery and performance of this Agreement by NewCare does not (with or without the giving of notice, the passage of time or both) result in any violation of the Articles of Incorporation and Bylaws of NewCare or conflict with or constitute a breach of any contract, agreement or obligation of NewCare.

               Section 5.     Registration Rights.


                    5.1 Shelf Registration. (a) Upon written request by NewCare in accordance with the terms of Subsection 9.4 hereof within one (1) year following the date hereof, IHNI shall file with the Securities and Exchange Commission (the "Commission") a shelf registration statement on an appropriate form under Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), or any similar rule that may be adopted by the Commission (a "Shelf Registration Statement"), relating to the resale of the Shares by NewCare from time to time in accordance with the methods of distribution set forth in such Shelf Registration Statement and shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable thereafter.

                    (b) IHNI shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming a part thereof to be usable by NewCare until the earliest to occur of the following: (A) the two year anniversary of the date hereof; (B) the earliest time at which all the Shares have been sold pursuant to the Shelf Registration Statement; and (C) the earliest time at which, in the written opinion of independent counsel to IHNI, all outstanding Shares held by persons that are not affiliates of IHNI may be resold without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act or any successor provision thereto (in any such case, such period being called the "Effectiveness Period"). IHNI shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if IHNI voluntarily takes any action that would result in NewCare not being able to offer and sell the Shares during the Effectiveness period, unless such action is required by applicable law.

                    5.2 Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

                    (a) IHNI shall take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules and regulations thereunder,
                    (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                    (b)  IHNI shall advise NewCare:

                          (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration
                          Statement or any post-effective amendment thereto
                         has become effective;

                          (ii) upon  the issuance by the Commission of  any
                         stop order suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                         (iii) upon the receipt by IHNI of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                         (iv) upon the happening of any event that requires the making of any changes in the Shelf Registration Statement or the prospectus so that, as of such date, the Shelf Registration Statement and the prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

                       (c) IHNI shall, during the Effectiveness Period, deliver to NewCare with respect to a Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as NewCare may reasonably request; and IHNI consents to the use of the prospectus or any amendment or supplement thereto by NewCare in connection with the offering and sale of the IHNI Shares covered by the prospectus or any amendment or supplement thereto during the Effectiveness Period.

                     (d) Prior to any offering of the Shares pursuant to any Shelf Registration Statement, IHNI shall register or qualify or cooperate with NewCare and its counsel in connection with the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as NewCare reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Shares covered by such Shelf Registration Statement.

                     (e) Upon the occurrence of any event contemplated by Subsection 4.2(b)(iv) above, IHNI shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If IHNI notifies NewCare of the occurrence of any event contemplated by Section 4.2(b)(iv) above, NewCare shall suspend the use of the prospectus until the requisite changes to the prospectus have been made.

                    (f) IHNI may require NewCare with respect to the Shelf Registration Statement to furnish to IHNI such information regarding NewCare and the distribution of the Shares as may be required by applicable law or regulation for inclusion in such Shelf Registration Statement.

                    (g) IHNI will use its best efforts to cause the Shares to be listed with the Nasdaq Small Cap Market or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the effective date of any Shelf Registration Statement hereunder."

                Section 6.        Parties'  Knowledge  and  Sophistication.
          NewCare hereby represents the following:

                    6.1 Sophistication. NewCare has sufficient knowledge and experience in financial and business matters to be able to evaluate the risks and merits of the investment represented by the purchase of the Shares hereunder.

                    6.2      Economic Risks.   NewCare is  able to  bear the
                    economic  risks  of  its  investment  in  the   Shares,
                    including the risk of losing all of such investment.

                    6.3 No Need for Liquidity. NewCare has no need for liquidity with respect to its investment in the Shares.

                    6.4 Independent Investigation. NewCare understands that no prospectus, offering circular or other offering statement containing information with respect to IHNI and the Shares or with respect to IHNI's business is being issued by IHNI herewith, and NewCare has made its own inquiry and analysis with respect to IHNI and the Shares, IHNI's business and other material factors
                    affecting  the  investment  in  the  Shares.    NewCare
                    acknowledges that it has either been supplied with or has had access to information to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions and receive answers from IHNI management and from other knowledgeable individuals concerning IHNI, its business and the Shares so that, as a reasonable investor, NewCare has been able to make an informed decision to
                    purchase the Shares.   In determining  to proceed  with
                    this transaction, NewCare has relied solely on the results of its own independent investigation with respect to the Shares.

               Section 7. Manner of Sale. The Shares were not offered to NewCare by means of publicly disseminated advertisements or sales literature, or as a part of a general solicitation, nor is
          NewCare aware of any offers made to other persons by such  means.
           NewCare understands  that the  Shares are  not being  registered under the Securities Act or under the securities or Blue Sky laws and regulations of any state in reliance upon exemptions from registration. NewCare further understands that the Shares cannot be sold, transferred or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities or Blue Sky laws or pursuant to an exemption from such registration which is available at the time of desired sale, and will bear a legend to that effect.

               Section 8. Investment Intent. NewCare is purchasing the Shares for its own account and for investment purposes and not with a view to resale or other distribution thereof inconsistent with or in violation of the federal securities laws or the securities or Blue Sky laws of any state.

               Section 9.     Indemnification.

                    9.1 Indemnities. Subject to the limitations hereinafter set forth, from and after the date hereof, IHNI and NewCare (hereinafter referred to respectively as the "Indemnifying Party") shall indemnify and save the other party hereto, as the case may be (hereinafter referred to respectively as the "Indemnified Party"), and each of such Indemnified Party's employees, shareholders, subsidiaries, affiliates, officers, directors, successors and assigns, as the case may be, harmless from, against, for and in respect of any and all claims, injuries, damages and liabilities, including, without limitation, reasonable attorneys' fees and costs (collectively, "Damages") suffered, sustained, incurred or required to be paid by any Indemnified Party by reason of (a) the failure of performance or breach by the Indemnifying Party of any of the terms and conditions set forth in this Agreement, (b) the untruth, inaccuracy or breach of any representation, warranty, agreement or covenant of the Indemnifying Party contained in or made pursuant to this Agreement, and (c) any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or prospectus contained therein or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made.

                    9.2        Rules  Regarding  Indemnification.
                    The obligations and liabilities of the Indemnifying Party hereunder with respect to Damages resulting from the assertion of liability by the Indemnified Party shall be subject to the following terms and conditions:

                     (a) The Indemnified Party shall give prompt written notice to the Indemnifying Party of any claim that might give rise to a claim by the indemnified party against the Indemnifying Party based on the indemnity agreement contained in Subsection 8.1 hereof, stating the nature and basis of said claims and the amounts thereof, to the extent known; and

                       (b) if any claim, action, suit or proceeding is brought against the Indemnified Party with respect to which the Indemnifying Party may have liability under the indemnity agreement contained in Subsection 8.1 hereof, the claim, action, suit or proceeding shall, upon the written acknowledgment by the Indemnifying Party that it is obligated to indemnify under Subsection 8.1 hereof, be defended (including all proceedings on appeal or for review that counsel for the Indemnified Party shall deem appropriate) by the Indemnifying Party. The Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the Indemnified Party's own expense unless (i) the employment of such counsel and the payment of such fees and expenses both shall have been specifically authorized by the Indemnifying Party in connection with the defense of such claim, action, suit or proceeding, or (ii) such Indemnified Party shall have reasonably concluded and specifically notified the Indemnifying Party that there may be specific defenses available to it that are different from or additional to those available to the Indemnifying Party or that such claim, action, suit or proceeding involves or could have an effect upon matters beyond the scope of the indemnity agreement contained in Subsection 8.1 hereof, in which event the Indemnifying Party, to the extent made necessary by such defenses, shall not have the right to direct the defense of such claim, action, suit or proceeding on behalf of the Indemnified Party. In such case only that portion of such fees and expenses reasonably related to matters covered by the indemnity agreement contained in Subsection 8.1 hereof shall be borne by the Indemnifying Party. The Indemnified Party shall be kept fully informed of such claim, action, suit or proceeding at all stages thereof whether or not it is so represented. The Indemnifying Party shall make available to the Indemnified Party and its attorneys and accountants all books and records of the Indemnifying Party relating to such claims, proceedings or litigation, and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such claim, action, suit or proceeding.

                         (c) The Indemnified Party shall not make any settlement of any claims without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

                    (d) Except as herein expressly provided, the remedies provided in this Section 8 shall be cumulative and shall not preclude the assertion by any party of any other rights or the seeking of any other rights or remedies against any other party hereto.

               Section 10.     Miscellaneous.

                    10.1 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without regard to its principles of conflicts-of-laws.

                    10.2 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings between the parties with respect to such matters.

                    10.3 Section Headings. The section and subsection headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

                    10.4 Notices. All notices and other communications under this Agreement shall be in writing and may be given by any of the following methods: (i) personal delivery; (ii) facsimile transmission; (iii) registered or certified mail, postage prepaid, return receipt requested; or (iv) overnight delivery service requiring acknowledgment of receipt. Any such notice or communication shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given hereunder):

                         If to IHNI:

                                   Iatros Health Network, Inc.
                                   10 Peidmont Center
                                   Suite 400
                                   Atlanta, Georgia  30305
                                   Facsimile:404/262-7627
                                   Attention:  General Counsel

                         with a copy to:

                                   Harkleroad & Hermance
                                   2500 International Tower
                                   229 Peachtree Street, N.E.
                                   Atlanta, Georgia  30303
                                   Facsimile: (404) 659-0860
                                   Attention:  Donald R. Harkleroad, Esq.

                         If to NewCare:

                                   NewCare Health Corporation
                                   6000 Lake Forrest Drive
                                   Suite 200
                                   Atlanta, Georgia  30328
                                   Facsimile: (404) 843-9677
                                   Attention:  General Counsel

                         with a copy to:

                                   Rogers & Hardin LLP
                                   2700 International Tower
                                   229 Peachtree Street, N.E.
                                   Atlanta, Georgia  30303
                                   Facsimile: (404) 525-2224
                                   Attention:  Steven E. Fox, Esq.

                    10.5 Amendments. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by each of the parties hereto.

                    10.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.


               [Signatures Next Page]


               IN WITNESS WHEREOF, IHNI and NewCare have each executed and delivered this Agreement by its duly authorized officer as of the day and year first above written.



                                        IATROS HEALTH NETWORK, INC.

                                        By:________________________
                                        Its:_______________________


                                        NEWCARE HEALTH CORPORATION

                                        By:________________________
                                        Its:_______________________